YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING STATEMENTS OF INCOME (a)

TWELVE MONTHS ENDED DECEMBER 31, 1996


                      YANKEE ENERGY    YANKEE GAS    NORCONN
                      SYSTEM (Parent)  SERVICES CO.  PROPERTIES
                      __________________________________________
Operating Revenues                     $335,564      $1,148
Less:  Cost of Gas                      186,528
                      __________________________________________
Revenues, Net of
  Cost of Gas                           149,036       1,148
                      __________________________________________
Other Operating Expenses:
  Operations          $   419            55,889         134
  Maintenance                             6,524
  Depreciation              6            16,239         255
  Federal and State
   Income Taxes           (94)           15,100         (16)
  Taxes Other Than
   Income Taxes                          21,959
                      __________________________________________
Total Other Operating
  Expenses                331           115,711         373
                      __________________________________________
Operating Income (Loss)  (331)           33,325         775
                      __________________________________________
Other Income, (Expense) Net:
  Allowance for Other Funds
   Used During Construction                 101
  Equity in Earnings of
   Subsidiaries        20,608
  Federal and State
   Income Taxes                             (21)       (105)
  Other, Net              902              (388)       (159)

                      __________________________________________
Other Income (Exp) Net 21,510              (308)       (264)
                      __________________________________________
Income (Loss) Before
  Interest Charges     21,179            33,017         511
                      __________________________________________
Interest Charges:
  Interest on Long-
   Term Debt                             12,468         379
  Other Interest          219             1,702          36
  Allowance for Borrowed
   Funds Used During
   Construction                            (265)
                      __________________________________________
  Interest Chrgs, Net     219            13,905         415
                      __________________________________________
Net Income (Loss)     $20,960          $ 19,112      $   96
                      __________________________________________
                      __________________________________________

(a) Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.

YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING STATEMENTS OF INCOME (a)

TWELVE MONTHS ENDED DECEMBER 31, 1996

                                       YANKEE        YANKEE
                                       ENERGY        ENERGY
                      HOUSATONIC       FINANCIAL     SERVICES,
                      CORPORATION      SRVS CO.      INC. CONSOL.
                      __________________________________________
Operating Revenues                     $ 119         $1,739
Less:  Cost of Gas
                      __________________________________________
Revenues, Net of
  Cost of Gas                            119          1,739
                      __________________________________________
Other Operating Expenses:
  Operations               41             96          4,074
  Maintenance
  Depreciation                            70            101
  Federal and State
   Income Taxes                          (11)           (27)
  Taxes Other Than
   Income Taxes            40                           145
                      __________________________________________
Total Other Operating
  Expenses                 81            155          4,293
                      __________________________________________
Operating Income (Loss)   (81)           (36)        (2,554)
                      __________________________________________
Other Income, (Expense) Net:
  Allowance for Other Funds
   Used During Construction
  Equity in Earnings of
   Subsidiaries
  Federal and State
   Income Taxes          (598)                         1,084
  Other, Net            3,931            309             191
                      __________________________________________
Other Income (Exp) Net  3,333            309           1,275
                      __________________________________________
Income (Loss) Before
  Interest Charges      3,252            273          (1,279)
                      __________________________________________
Interest Charges:
  Interest on Long-
   Term Debt
  Other Interest           58            232             563
  Allowance for Borrowed
   Funds Used During
   Construction                                          (87)
                      __________________________________________
  Interest Chrgs, Net      58            232             476
                      __________________________________________
Net Income (Loss)     $ 3,194           $ 41         ($1,755)
                      __________________________________________
                      __________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATED STATEMENTS OF INCOME (a)

TWELVE MONTHS ENDED DECEMBER 31, 1996

                        RM
                     SERVICES,
                       INC.        ELIMINATIONS CONSOLIDATED
                      ___________________________________________
Operating Revenues       $  877     $ 2,023     $337,424
Less:  Cost of Gas                               186,528
                      ___________________________________________
Revenues, Net of
  Cost of Gas               877       2,023      150,896
                      ___________________________________________
Other Operating Expenses:
  Operations                853       2,023       59,483
  Maintenance                67                    6,591
  Depreciation               31                   16,702
  Federal and State
   Income Taxes               7                   14,959
  Taxes Other Than
   Income Taxes              47                   22,191
                      ___________________________________________
Total Other Operating
  Expenses                1,005       2,023      119,926
                      ___________________________________________
Operating Income (Loss)    (128)          0       30,970
                      ___________________________________________
Other Income, (Expense) Net:
  Allowance for Other Funds
   Used During Construction                          101
  Equity in Earnings of
   Subsidiaries                      20,608           --
  Federal and State
   Income Taxes              57                      417
  Other, Net                 (1)        905        3,880
                      ___________________________________________
Other Income (Exp) Net       56      21,513        4,398
                      ___________________________________________
Income (Loss) Before
  Interest Charges          (72)     21,513       35,368
                      ___________________________________________
Interest Charges:
  Interest on Long-
   Term Debt                                      12,847
  Other Interest              8         905        1,913
  Allowance for Borrowed
   Funds Used During                                 --
   Construction                                     (352)
                      ___________________________________________
  Interest Chrgs, Net         8         905       14,408
                      ___________________________________________
Net Income (Loss)          ($80)    $20,608     $ 20,960
                      ___________________________________________
                      ___________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING BALANCE SHEETS (a)
ASSETS

AT DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)

                      YANKEE ENERGY    YANKEE GAS    NORCONN
                      SYSTEM (Parent)  SERVICES CO.  PROPERTIES
                      __________________________________________
Utility Plant, at
  Original Cost                        $504,577
Less:  Accumulated Provision
  for Depreciation                      181,540
                      __________________________________________
                                        323,037
Construction Work in Progress            14,164
                      __________________________________________
Total Net Utility Plant                 337,201
                      __________________________________________

Other Property and Investments:
Other Property               19             174       6,943
Investments in Subsidiary
  Companies, at Equity  156,484
Other Investments                           188
                      __________________________________________
Total Other Property
  and Investments       156,503             362       6,943
                      __________________________________________
Current Assets:
Cash                        538           2,151
Accounts Receivable,
  Net                    16,707          42,337          97
Fuel Supplies                             9,900
Other Material and Supplies               1,265
Recoverable Gas Costs                         1
Accrued Utility Revenues                 16,761
Current Portion Accumulated
  Deferred Income Taxes                      (1)
Prepayments and Other                     5,055
                      __________________________________________
Total Current Assets     17,245          77,469          97
                      __________________________________________
Unamortized Debit Expense                   698          23
Deferred Gas Costs
  and Other                  23          14,865
Recoverable Pipeline
  Transition Costs                          422
Recoverable Environmental
  Cleanup Costs                          33,915
Recoverable Income Taxes                 14,381
Recoverable Postretirement
  Benefit Costs                           1,827
                      __________________________________________
Total Assets           $173,771        $481,140      $7,063
                      __________________________________________
                      __________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING BALANCE SHEETS (a)
ASSETS

AT DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)

                                       YANKEE        YANKEE
                                       ENERGY        ENERGY
                      HOUSATONIC       FINANCIAL     SERVICES
                      CORPORATION      SRVCS CO.     COMPANY
                      __________________________________________
Utility Plant, at
  Original Cost
Less:  Accumulated Provision
  for Depreciation
                      __________________________________________

Construction Work in Progress
                      __________________________________________
Total Net Utility Plant
                      __________________________________________

Other Property and Investments:
Other Property                            831        3,370
Investments in Subsidiary
  Companies, at Equity
Other Investments                                    4,315
                      __________________________________________
Total Other Property
  and Investments           0             831        7,685
                      __________________________________________
Current Assets:
Cash                                                   187
Accounts Receivable,
  Net                   4,696           5,030          947
Fuel Supplies
Other Material and Supplies                            457
Recoverable Gas Costs
Accrued Utility Revenues
Current Portion Accumulated
  Deferred Income Taxes
Prepayments and Other                       2           60
                      __________________________________________
Total Current Assets    4,696           5,032        1,651
                      __________________________________________
Unamortized Debit Expense
Deferred Gas Costs
  and Other                                 2          421
Recoverable Pipeline
  Transition Costs
Recoverable Environmental
  Cleanup Costs
Recoverable Income Taxes
Recoverable Postretirement
  Benefit Costs
                      __________________________________________
Total Assets          $ 4,696          $5,865       $9,757
                      __________________________________________
                      __________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING BALANCE SHEETS (a)
ASSETS

AT DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)

                          RM
                       SERVICES
                       COMPANY      ELIMINATIONS   CONSOLIDATED
                      ___________________________________________
Utility Plant, at
  Original Cost                                    $504,577
Less:  Accumulated Provision
  for Depreciation                                  181,540
                      ___________________________________________
                                                    323,037
Construction Work in Progress                        14,164
                      ___________________________________________
Total Net Utility Plant                             337,201
                      ___________________________________________

Other Property and Investments:
Other Property            94                         11,431
Investments in Subsidiary
  Companies, at Equity                156,484           ---
Other Investments                                     4,503
                      ___________________________________________
Total Other Property
  and Investments         94          156,484        15,934
                      ___________________________________________
Current Assets:
Cash                       1                          2,877
Accounts Receivable,
  Net                    127           22,744        47,197
Fuel Supplies                                         9,900
Other Material and Supplies                           1,722
Recoverable Gas Costs                                     1
Accrued Utility Revenues                             16,761
Current Portion Accumulated
  Deferred Income Taxes                                  (1)
Prepayments and Other                                 5,117
                      ___________________________________________
Total Current Assets     128           22,744        83,574
                      ___________________________________________
Unamortized Debit Expense                               721
Deferred Gas Costs
  and Other              (10)                        15,301
Recoverable Pipeline
  Transition Costs                                      422
Recoverable Environmental
  Cleanup Costs                                      33,915
Recoverable Income Taxes                             14,381
Recoverable Postretirement
  Benefit Costs                                       1,827
                      ___________________________________________
Total Assets            $212         $179,228      $503,276
                      ___________________________________________
                      ___________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING BALANCE SHEETS (a)
CAPITALIZATION AND LIABILITIES

AT DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)

                      YANKEE ENERGY    YANKEE GAS    NORCONN
                      SYSTEM (Parent)  SERVICES CO.  PROPERTIES
                      __________________________________________
Capitalization:
Common Shareholders'
  Equity              $167,956         $151,598      $1,190
Long-Term Debt, Net of
  Current Portion          600          102,532       5,750
                      __________________________________________
Total Capitalization   168,556          254,130       6,940
                      __________________________________________
Current Liabilities:
Notes Payable to
  Associated Companies                    6,000        (152)
Notes Payable to Banks                   26,700
Long-Term Debt,
  Current Portion          400           33,367         250
Accounts Payable         4,731           28,431          40
Accrued Taxes               84            1,257          45
Accrued Interest                          3,589
Pipeline Transition Costs                   422
Other Current Liabilities                 7,885
                      __________________________________________
Total Current
  Liabilities            5,215          107,651         183
                      __________________________________________

Accumulated Deferred
  Income Taxes                           51,827
Unfunded Deferred
  Income Taxes                           14,381         (60)
Accumulated Deferred Investment
  Tax Credits                             8,986
Reserve for Environmental
  Cleanup Costs                          35,000
Unfunded Postretirement
  Benefits Costs                          3,649
Other Deferred Credits                    5,516
                      __________________________________________
Total Capitalization
  and Liabilities     $173,771         $481,140      $7,063
                      __________________________________________
                      __________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING BALANCE SHEETS (a)
CAPITALIZATION AND LIABILITIES

AT DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)

                                       YANKEE        YANKEE
                                       ENERGY        ENERGY
                      HOUSATONIC       FINANCIAL    SRVS. INC.
                      CORPORATION      SRVS. CO.     CONSOL
                      __________________________________________
Capitalization:
Common Shareholders'
  Equity              $    27          $  545        $3,073
Long-Term Debt, Net of
  Current Portion
                      __________________________________________
Total Capitalization       27             545         3,073
                      __________________________________________
Current Liabilities:
Notes Payable to
  Associated Companies    (35)          4,380         6,331
Notes Payable to Banks
Long-Term Debt,
  Current Portion
Accounts Payable          792             114           647
Accrued Taxes           3,912              11        (1,073)
Accrued Interest                                          3
Pipeline Transition Costs
Other Current Liabilities                   1           343
                      __________________________________________
Total Current
  Liabilities           4,669           4,506         6,251
                      __________________________________________

Accumulated Deferred
  Income Taxes                                            9
Unfunded Deferred
  Income Taxes                            (59)           12
Accumulated Deferred Investment
  Tax Credits
Reserve for Environmental
  Cleanup Costs
Unfunded Postretirement
  Benefits Costs
Other Deferred Credits                    873           412
                      __________________________________________
Total Capitalization
  and Liabilities     $ 4,696          $5,865        $9,757
                      __________________________________________
                      __________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING BALANCE SHEETS (a)
CAPITALIZATION AND LIABILITIES

AT DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)


                      RM SERVICES
                      COMPANY      ELIMINATIONS  CONSOLIDATED
                      ________________________________________
Capitalization:
Common Shareholders'
  Equity              $ 51         $156,484     $167,956
Long-Term Debt, Net of
  Current Portion                                108,882
                      ________________________________________
Total Capitalization    51          156,484      276,838
                      ________________________________________
Current Liabilities:
Notes Payable to
  Associated Companies 162           16,686           ---
Notes Payable to Banks                             26,700
Long-Term Debt,
  Current Portion                                  34,017
Accounts Payable        36            6,045        28,746
Accrued Taxes          (43)                         4,193
Accrued Interest                         13         3,579
Pipeline Transition Costs                             422
Other Current
  Liabilities           (1)                         8,228

                      ________________________________________
Total Current
  Liabilities          154           22,744       105,885
                      ________________________________________

Accumulated Deferred
  Income Taxes                                     51,836
Unfunded Deferred
  Income Taxes           7                         14,281
Accumulated Deferred Investment
  Tax Credits                                       8,986
Reserve for Environmental
  Cleanup Costs                                    35,000
Unfunded Postretirement
  Benefits Costs                                    3,649
Other Deferred Credits                              6,801
                      ___________________________________________
Total Capitalization
  and Liabilities     $212         $179,228      $503,276
                      ___________________________________________
                      ___________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING STATEMENTS OF
COMMON SHAREHOLDERS' EQUITY (a)

TWELVE MONTHS ENDED DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)

                      YANKEE ENERGY    YANKEE GAS    NORCONN
                      SYSTEM (Parent)  SERVICES CO.  PROPERTIES
                      __________________________________________
Common Shares         $ 52,248         $      5      $    1

Capital Surplus,
  Paid In               90,106           80,780       1,100

Retained Earnings       28,754           70,814          89

Employee Stock Ownership
  Plan Guarantee        (1,000)

Capital Stock Expense   (2,153)
                      __________________________________________
                      $167,955         $151,599      $1,190
                      __________________________________________
                      __________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING STATEMENTS OF
COMMON SHAREHOLDERS' EQUITY (a)

TWELVE MONTHS ENDED DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)


                                       YANKEE        YANKEE
                                       ENERGY        ENERGY
                      HOUSATONIC       FINANCIAL     SRVCS,INC.
                      CORPORATION      SRVS CO.      CONSOL
                      __________________________________________
Common Shares         $    10          $  1          $    1

Capital Surplus,
  Paid In                               400           5,747

Retained Earnings          17           144          (2,675)

Employee Stock Ownership
  Plan Guarantee

Capital Stock Expense
                      __________________________________________
                      $    27          $545          $3,073
                      __________________________________________
                      __________________________________________

(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.


YANKEE ENERGY SYSTEM, INC. AND SUBSIDIARIES          EXHIBIT A
CONSOLIDATING STATEMENTS OF
COMMON SHAREHOLDERS' EQUITY (a)

TWELVE MONTHS ENDED DECEMBER 31, 1996
(THOUSANDS OF DOLLARS)


                      RM SERVICES
                      COMPANY         ELIMINATIONS   CONSOLIDATED
                      ___________________________________________
Common Shares         $  1            $     19       $ 52,248

Capital Surplus,
  Paid In              149              88,176         90,106

Retained Earnings      (99)             68,289         28,755

Employee Stock Ownership
  Plan Guarantee                                       (1,000)

Capital Stock Expense                                  (2,153)
                      ___________________________________________
                      $ 51            $156,484       $167,956
                      ___________________________________________

                      ___________________________________________


(a)  Unaudited

NOTE: Individual columns may not add to Consolidated amount due to rounding.